                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 IJNT.NET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
            ____________________________________________________________________

         2) Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

         4) Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

         5) Total fee paid:
            ____________________________________________________________________


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
            ____________________________________________________________________

         2) Form, Schedule or Registration Statement No.:
            ____________________________________________________________________

         3) Filing Party:
            ____________________________________________________________________

         4) Date Filed:
            ____________________________________________________________________

                                 IJNT.NET, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS OF IJNT.NET, INC.:

         The Annual Meeting of Stockholders of IJNT.net, Inc. (the "Company") will be held at the Country Inn and Suites located at 325 Bristol Street, Costa Mesa, California, 92626, on July 25, 2000 at 10:00 a.m. for the purpose of considering and acting upon the following proposals:

                  (1) To elect six (6) members of the Board of Directors and, subject to adoption of Proposal No. 2, to divide the Board of Directors into three classes;

                  (2) To approve the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated By-laws of the Company;

                  (3) To approve the Company's 2000 Equity Incentive Plan and the Company's 2000 Management Equity Incentive Plan;

                  (4) To ratify the designation of BDO Seidman, LLP as the Company's independent accountants for the period ending March 31, 2000; and

                  (5) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed the close of business on June 13, 2000 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote will be available at 2030 So. Main, Suite 550 , Irvine, California 92612 for ten days prior to the Annual Meeting.

         The Company's March 31, 2000 Annual Report on Form 10-K accompanies this Notice of Annual Meeting of Stockholders and Proxy Statement.

                                    By Order of the Board of Directors



                                    Jeffrey R. Matsen
                                    Secretary
Irvine, California
May 30, 2000


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                 IJNT.NET, INC.

                              2030 Main, Suite 550
                                Irvine, CA 92614
                                 (949) 260-8100

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of IJNT.net, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held on July 25, 2000 at the Country Inn and Suites located at 325 Bristol Street, Costa Mesa, California, 92626. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about July 5, 2000.

                                  VOTING RIGHTS

         RECORD DATE; OUTSTANDING SHARES. Stockholders of record of the Company as of the close of business on June 13, 2000 have the right to receive notice of and to vote at the Annual Meeting. On May 15, 2000, the Company had issued and outstanding 20,712,239 shares of Common Stock. Each share of Common Stock is entitled to one vote for as many separate nominees as there are directors to be elected and for or against all other matters presented.

         QUORUM; VOTE REQUIRED. For action to be taken at the Annual Meeting, the majority of the shares entitled to vote must be represented at the meeting in person or by proxy. Director nominees receiving the highest number of affirmative votes up to the number of directors to be elected will be elected as directors of the Company for the succeeding year. Votes withheld with respect to director nominees have no legal effect.

         The affirmative vote of a majority of the shares voting and a majority of the required quorum is the minimum approval necessary and is required to ratify the Amendment to the Certificate of Incorporation and to approve the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company, the Company's 1999 Equity Incentive Plan and the Company's 2000 Stock Bonus Plan, and to ratify the appointment of BDO Seidman, LLP as the Company's independent accountants. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. If the number of abstentions is such that the affirmative votes do not constitute the requisite vote, the proposal will be defeated. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                                     PROXIES

         SOLICITATION OF PROXIES; EXPENSES. Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company from its stockholders. The Company will bear the cost of the solicitation of proxies from its stockholders in the enclosed form. The directors, officers and employees of the Company may solicit proxies by mail, telephone, letter, facsimile, electronically or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

         VOTING OF PROXIES; REVOCATION OF PROXIES. Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. It is intended that shares represented by proxies received by the Company with no instructions will be voted in favor of all proposals set forth in the Notice of Meeting and for the nominees for director as described below.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attending the Annual Meeting and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS
                         (ITEM NO. 1 ON THE PROXY CARD)

         At the Annual Meeting, six (6) directors will be elected, leaving one vacancy. All six (6) of the nominees are presently directors of the Company.

         The Company's Board of Directors is currently comprised of six members and one vacancy. On May 5, 2000, Robert Santore, an executive officer of Man Rabbit House Multimedia, Inc., a subsidiary of the Company, resigned from the Board of Directors and on May 19, 2000, Jeffrey R. Matsen, Vice President and General Counsel of the Company, resigned, resulting in two vacancies. Subsequently, on May 19, 2000, the Board of Directors appointed Richard R. Nelson, Chief Financial Officer, to fill one vacancy. One vacancy remains, and will remain after the Annual Meeting. The Company is currently seeking qualified independent candidates for directors. The Board of Directors intends to appoint an independent director to fill the remaining vacancy as soon as practicable. Such director will also be placed in Class I, whose initial term will expire in 2001.

         The Company's Board of Directors is not currently classified; all directors are elected annually for a term of one year. However, the Company's Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws submitted for stockholder approval in Proposal No. 2 of this Proxy Statement will, if adopted, divide the Board of Directors into three classes. Except for the initial term, which will vary by class, directors of will be re-elected for a term of three years. One class of directors will be submitted for election by the stockholders at each annual meeting.

         The election of directors will be determined by the six nominees receiving the greatest number of votes from shares eligible to vote. Unless a stockholder signing a proxy withholds authority to vote for one or more of the Board's nominees in the manner described in the proxy, each proxy received will be voted in favor of the Board's nominees. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event any director declines or is unable to serve as a director, the proxies will be votes by the proxy holders as directed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE SIX NOMINEES AS DRIECTORS OF THE COMPANY.

INFORMATION REGARDING THE NOMINEES FOR DIRECTOR

         The following table lists the nominees for the Board of Directors, their ages their proposed class, if Proposal No. 2 is adopted, and their initial term of office. Biographical information regarding each nominee is provided below.

                                                                                CLASS OF         COMMITTEE
NAME                       AGE              POSITION                            DIRECTOR         MEMBERSHIP
----                       ---              --------                            --------         ----------
Jon H. Marple              60               Chairman of the Board                 III            Compensation

Richard R. Nelson          52               Chief Financial Officer and            I             Executive
                                            Director

Richard W. Torney          60               Director                              III            Audit and
                                                                                                 Compensation

Richard F. Charles         59               Director                               I             Audit and
                                                                                                 Compensation

H. Dean Cubley             58               Director                              II             Audit

Mary E. Blake              46               Director                              II


         JON H. MARPLE has served as Chairman of the Board since January 1997. From January 1997 to May 5, 2000, Mr. Marple served as the Chief Executive Officer, and from January 1999 to October 1999, Mr. Marple also served as the Company's President. From 1991 to 1997, Mr. Marple was the Chief Executive Officer of Micro-Lite Television, Inc. (formerly Marrco Communications, Inc.), which acquired and resold spectrum licenses allocated by the Federal Communications Commission. Mr. Marple holds a B.A. degree from Brigham Young University and a J.D. degree from the University of Washington College of Law.

         RICHARD R. NELSON has served as the Chief Financial Officer of the Company since February 2000 and a Director since May 2000. From 1997 to 1998, Mr. Nelson served as the Operations Controller at Pacific Bell, where he was responsible for the budgets and financial planning and the Pacific Bell/SBC finance organization merger transition. From 1995 to 1997, Mr. Nelson served as the Executive Director of Finance in Network Services at Pacific Bell where he was responsible for the budgets, results and internal controls for several departments including Telephone Operations, Engineering, the Real Estate Department and the Procurement Department. From 1991 to 1995, Mr. Nelson served as the Chief Financial Officer with the California Markets Group at Pacific Bell where he was responsible for the management of public offices in 23 California cities. Mr. Nelson received his B.S. degree in Mathematics from the University of California at Davis and attended the Program for Management Development at Harvard Business School.

         RICHARD W. TORNEY has served as a Director of the Company since September 1997. From 1991 to the present, Mr. Torney has been the President and CEO of Imaging System, Inc., an international sales and marketing organization. During the concurrent period from 1994 to 1996, Mr. Torney served as the Vice President of Sales and Marketing and Chief Financial Officer at International Separation Technology, Inc., a manufacturer of oil and water separation equipment, where he presently serves as a Director. From 1988 to 1991, Mr. Torney served as the CEO of VistaGraphics, a producer of highly stylized, large format graphic images with a computerized air brush process. Mr. Torney holds a B.A. degree in Accounting from Brigham Young University.

         RICHARD F. CHARLES has been a Director of the Company since December 1999. From 1985 to 1992, while serving as Dean and Vice President of Foothill Community College in San Jose, California, Dr. Charles managed a budget in excess of $15.0 million and oversaw 700 full time and part time staff members. Dr. Charles also has served as a consultant for private and public corporations in the area of management and leadership. From 1996 to 1999, Dr. Charles taught at Hood River Valley High School. From 1994 to 1996, Dr. Charles taught at Republic High School. Dr. Charles obtained his B.A. degree in Spanish and History from Brigham Young University, his M.A. degree in Spanish from the University of Washington and his E.D.D. degree in Organization and Leadership at the University of San Francisco. Dr. Charles also has completed post doctoral research at the University of Madrid and the University of Salamanca.

         H. DEAN CUBLEY has been a Director of the Company since March 2000. In addition, Dr. Cubley currently is, and has been since March 1996, the Chairman of the Board and Chief Executive Officer of Eagle Wireless International (AMEX:
EAG). Dr. Cubley has served in various electrical engineering capacities with NASA from 1965 until 1984. Since that time, Dr. Cubley has been actively involved in the establishment and development of several private companies. Dr. Cubley is one of the world's leading authorities in mobile radio, radio paging and personal communications systems. Dr. Cubley holds a B.S. degree in Electrical Engineering from the University of Texas, a M.S. degree from the University of Texas and a Ph.D. in Electrical Engineering from the University of Houston. He has authored a myriad of technical articles and reports. He also holds several patents and is the inventor of other patents for which patent applications are pending.

         MARY E. BLAKE served as the Company's President from October 1999 to May 5, 2000 and as Vice President from January 1997 to October 1999. Ms. Blake has served as a Director of the Company or its predecessor since January 1997. From 1994 to 1997, Ms. Blake served as the Vice President and Secretary of Micro-Lite Television, Inc. (formerly Marrco Communications, Inc.). Ms. Blake attended Texas A&M University in College Station, Texas and majored in Economics with minors in Marketing and Management.

DIRECTORS' TERMS

         Members of the Board of Directors currently hold office and serve until our next annual meeting of stockholders, or until their respective successors have been elected. The Board of Directors currently is comprised of six directors and one vacancy. Subject to the approval of Proposal No. 2, the Board of Directors will be divided into three classes designated as Class I, Class II and Class III, with each class to be as nearly equal in number of directors as possible. Messrs. Charles and Nelson will be Class I directors and Ms. Blake and Mr. Cubley will be Class II directors. Mr. Marple and Mr. Torney will be Class III directors. Class I, Class II and Class III directors will stand for reelection at the annual meetings of stockholders held in 2001, 2002 and 2003, respectively. Directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares entitled to vote at an election of directors.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has created four committees: an interim Executive Committee, the Audit Committee, the Compensation Committee and the Nominations Committee.

         EXECUTIVE COMMITTEE. On May 5, 2000, in connection with Mr. Jon Marple's resignation as Chief Executive Officer and Ms. Mary Blake's resignation as President, the Board of Directors created a three-member Executive Committee to perform the functions of CEO pending appointment of a new CEO by the Board of Directors. The three members of the Executive Committee are Mr. Richard Nelson, Chief Financial Officer, who will serve as the Committee's chairman, Mr. Jeffrey Matsen, Vice President and General Counsel, and Mr. Jerral Pulley, Vice President of Marketing. All actions by the Committee will be adopted and approved by a majority of its members. The Company is currently identifying and interviewing CEO candidates. Upon appointment of a new CEO, the Executive Committee will be dissolved.

         AUDIT COMMITTEE. The Audit Committee of the Board of Directors was established in March 2000 and reviews, acts on and reports to our Board of Directors with respect to various auditing and accounting matters, including the recommendation of our independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, the performance of our independent auditors and our accounting practices. The members of the Audit Committee are Messrs. Cubley, Charles and Torney. The Audit Committee Charter is attached as Appendix A.

         COMPENSATION COMMITTEE. The Compensation Committee of our Board of Directors was established December 1999 and determines the salaries, benefits and stock option grants for our employees, consultants and directors. The members of the Compensation Committee are Messrs. Torney and Charles. The members of the Compensation Committee oversee the administration of our employee stock option plans.

         NOMINATIONS COMMITTEE. The Nominating Committee of the Board of Directors, which presently consists of Messrs. Marple and Torney and Ms. Blake met one time during the last fiscal year. The Nominating Committee recommends to the Board of Directors persons for nomination to the Board. The Nominating Committee will consider recommendations from stockholders which should be addressed to the attention of the Secretary, IJNT.net, Inc., 2030 So. Main, Suite 550, Irvine, California 92614.

                  COMPENSATION COMMITTEE REPORT ON COMPENSATION

         The compensation of the Company's executive officers is determined by the Compensation Committee of the Board of Directors (the "Compensation Committee") on an annual basis. The Chief Executive Officer's recommendations of compensation to be paid to other executive officers of the Company are considered by the Compensation Committee in its decision-making process. The Compensation Committee is currently composed of two non-employee directors.

         The Stock Option Committee of the Board of Directors administers the Company's 1994 Plan and determines grants to executive officers. The Stock Option Committee is composed of two non-employee directors, as defined by Rule 16b-3 under the Exchange Act.

         The Compensation Committee's policy on executive compensation is to attract and retain highly qualified personnel while tying compensation to performance. Consequently, the Compensation Committee seeks to establish compensation that will reward individuals for Company performance as well as individual performance and motivate and reward executives for achievement of strategic business objectives.

         The Committee believes that the compensation of the Executive Officers including that of the Chief Executive Officer (collectively the "Executive Officers") should be influenced by the Company's performance. However, with a young start up company which has not realized all of its revenue and profit potential, performance is measured by more intangible factors relating to the growth and development of the Company. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering:

         (1)      The Company's financial performance for the past year;

         (2)      The Company's growth and development for the past year;

         (3) The achievement of certain objectives related to the particular Executive Officers' area of responsibility; and

         (4) The salaries and bonuses of Executive Officers in similar positions of comparably sized companies.

         The Committee believes that the Company's Executive Officers' salaries and bonuses in the fiscal year ending March 31, 2000 will be comparable in the industry for similarly sized businesses.

         In addition to salary and bonus, the Committee from time to time recommends grants of options to Executive Officers and other employees. The Committee thus views option grants as an important component of its long term performance based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers and other employees to manage the Company and perform in a manner which will also benefit shareholders. As such, options are granted at a discount for the current market price or, as an incentive to become an employee of the Company, at a more substantial discount from the market price at the time the employee began his/her employment. One of the principal factors considered in granting options to an Executive Officer is the Executive Officer's ability to influence the Company's long term growth and profitability.

                             AUDIT COMMITTEE REPORT

         THE FOLLOWING INFORMATION SHALL NOT BE DEEMED TO BE "SOLICITING INFORMATION" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH INFORMATION SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUBSEQUENT FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934.

         The Audit Committee receives draft audited financial statements prepared by the independent auditors and discusses such draft financials with management. The Audit Committee includes in its review and discussion the scope of the audit performed by the independent auditors, the adequacy of the internal audit procedures and controls, and the independent auditors' opinion as to the adequacy of the financial disclosures contained therein. The Audit Committee has received from the independent auditors the written disclosures and letter required by the Independent Standards Board Standard No. 1 and has discussed the independent auditors' independence. Based on its review of the financial statements and the discussion with the independent auditors, the Audit Committee recommends to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 to be filed with the Securities and Exchange Commission.

                                                              Richard F. Charles
                                                               Richard W. Torney
                                                                  H. Dean Cubley

BOARD OF DIRECTORS MEETINGS

         The total number of regular and special meetings of the Board of Directors held in the last fiscal year was one. All Directors but Mr. Torney attended the Board meeting, and the meetings of the committees of the Board on which each Director served were unanimously attended. The number of Resolutions passed by Unanimous Written Consent of the Directors totaled thirty-two.

DIRECTORS COMPENSATION

         Directors who are not employees of the Company receive compensation for serving on the Company Board. Richard W. Torney and Richard F. Charles receive $5,000 per year for serving on the Board. H. Dean Cubley receives a fee of $2,500 per meeting. An additional $1,000 per meeting is paid to any non-employee director who serves on the Compensation Committee or the Audit Committee. No fees are paid for meetings of the Nominating Committee or Executive Committee. The Company also reimburses non-employee directors for travel and related expenses incurred in attending meetings of the Board and its Committees. Richard
F. Charles and H. Dean Cubley each received 2,500 shares of the Company's common stock as partial consideration for accepting the appointment of director. It is the Company's intention to grant to each non-employee director options to purchase 10,000 shares of common stock at the closing bid price on July 25, 2000 and 2,000 shares of common stock annually thereafter on the date of each Annual Meeting of the Stockholders provided that the Director has been a member of the Board for at least six (6) months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company. Nor has any such interlocking relationship existed in the past.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's executive officers, directors and greater than 10% stockholders to file reports of ownership and changes in ownership of the Common Stock with the Commission. Based upon a review of such reports, the Company has determined that the following persons have filed late reports:

         Mary E. Blake has been late filing Form 4 on seven different occasions and Form 5 on one occasion. The number of months of late filing for Form 4 are 12, 9, 8, 7, 6, 5 and 4, respectively and the number of transactions for Form 4 are 7, 2, 12, 3, 3, 4 and 1, respectively. With respect to the late filing of Form 5 for Ms. Blake, the number of months late filing is one and the number of transactions is one. Jon R. Marple has been late filing Form 5 by one month for one transaction.

         Jeffrey R. Matsen has been late filing Form 3 for 17 months with no transactions involved. Mr. Matsen has been late filing Form 4 on five occasions for 9, 8, 7, 6 and 2 months, respectively, and for 1, 1, 3, 3, and 1 transactions, respectively. Mr. Matsen has been late filing Form 5 for one month involving one transaction.

         Robert Santore has been late filing Form 3 for 26 months with respect to one transaction. Mr. Santore was late filing Form 4 on eight different occasions for 20, 18, 14, 13, 12, 10, 5 and 4 months, respectively, involving 3, 3, 1, 2, 2, 7, 1 and 3 transactions, respectively. He has been late filing Form 5 for one month involving one transaction.

         Richard F. Charles has been late filing Form 3 for 6 months for no transactions, Form 4 for one month for one transaction, and Form 5 for one transaction. Richard Torney has been late filing Form 3 for 30 months involving no transactions. He has been late filing Form 4 on four different occasions for 15, 14, 11 and 5 months, respectively and 1, 1, 1 and 2 transactions, respectively. He has been late filing Form 5 on one occasion for one month involving one transaction. Jerral R. Pulley has been late filing Form 3 for one month involving no transactions. H. Dean Cubley has been late filing Form 3 for 13 months for no transactions and Form 5 for one month for one transaction. Richard R. Nelson has been late filing Form 3 for 3 months for no transactions and Form 5 for one month for one transaction.

         The following gains by the following Officers and Directors for Short Sales under Rule 16b have been paid back to the Company by the Officers and Directors involved:

         Mary E. Blake              $8,710.37

         Jeffrey R. Matsen          $5,840.50

         Robert Santore             $14,471.86

         THE COMPANY HAS DETERMINED THAT ITS OFFICERS AND DIRECTORS HAVE SUBSTANTIALLY FAILED TO COMPLY WITH THE REPORTING REQUIREMENTS OF FORMS 3, 4 AND 5 IN THE PAST. AS A RESULT, THE COMPANY HAS IMPLEMENTED WITH ITS OUTSIDE LEGAL COUNSEL A PROGRAM TO ASSIST ITS OFFICERS AND DIRECTORS IN COMPLETING AND FILING THE MONTHLY AND ANNUAL REPORTS ON FORMS 4 AND 5.

CERTAIN LEGAL PROCEEDINGS

         On December 5, 1994, Jon H. Marple and Mary E. Blake, officers and directors of the Company, voluntarily consented to the entry of a Judgment and Order of Permanent Injunction and Ancillary Relief on by the Superior Court of the State of California (the "California Consent"), in connection with legal proceedings initiated by the California Department of Corporations. The California Consent relates to the offer and sale of securities by Micro-Lite Television, Inc., a Nevada corporation and formerly known as Marrco Communications, Inc. ("MLTV"), and several related partnerships and corporations, all of which were owned and controlled by Mr. Marple and Ms. Blake.

         The California Consent resulted from an investigation by the California Department of Corporations commenced in June 1994. On December 4, 1994, the California Department of Corporations filed a complaint against MLTV, Mr. Marple and Ms. Blake (collectively the "defendants") alleging violations of state securities laws and simultaneously entered into the California Consent. Pursuant to the California Consent, the allegations against each of the defendants were dismissed and settled. Neither Mr. Marple nor Ms. Blake, nor any affiliated entity, admitted or denied any of the allegations or assertions in the Consent Decree. The California Department of Corporations did not impose any fines, penalties or sanctions against any of the defendants.

         The California Consent provided that the Parties would not offer or sell securities in violation of the registration requirements of the California Corporations Code and would not offer or sell any security by means of any untrue statement or omission of a material fact. The Consent Decree also required that the defendants either sell the assets of one affiliated entity with the consent of the limited partners or offer to repurchase the limited partnership interests. Mr. Marple and Ms. Blake believe that they have complied in all material respects with the California Consent.

         Mr. Marple also voluntarily entered into similar consent decrees in the State of Wisconsin on August 10, 1993 and the State of Maine on March 15, 1994 in connection with the same or related matters involving MLTV and several related entities.

FAMILY RELATIONSHIPS

         Mr. Santore, a director until May 2000 and an executive officer of Man Rabbit House Multimedia, Inc., a subsidiary of the Company, is the nephew of Mary E. Blake, a Director. Mr. Marple and Ms. Blake, both Directors of the Company, are spouses. No other family relationship exists among the directors and executive officers. See "Related Party Transactions."

EXECUTIVE OFFICERS AND KEY EMPLOYEES

                                                                                                 COMMITTEE
NAME                                AGE              POSITION                                    MEMBERSHIP
----                                ---              --------                                    ----------
Jeffrey R. Matsen                   60               Vice President and                          Executive
                                                     General Counsel

Jerral R. Pulley                    66               Vice President of Marketing                 Executive

Joseph M. Bradley                   29               Vice President of Operations

Michael E. Phillips                 44               Vice President of Network Operations

Louis M. DiGregorio                 43               Vice President of Network Architecture

Mark C. Icenhower                   43               Vice President of Sales

         JEFFREY R. MATSEN has served as the Company's Vice President and General Counsel since October 1, 1999. Mr. Matsen also served as a Director from December 1998 until May 5, 2000. From 1971 to 1999, Mr. Matsen practiced corporate and business law with various law firms, most recently with the Law Offices of Jeffrey R. Matsen & Associates. Mr. Matsen holds a B.A. degree (MAGNA CUM LAUDE) from Brigham Young University and a J.D. degree (Order of the Coif) from UCLA School of Law.

         JERRAL R. PULLEY has served as a director and Vice President of Marketing at UBN since May 1999. Mr. Pulley brings to UBN his experience in marketing at companies such as Procter & Gamble, PepsiCo, Hallmark and Squibb. During the past five years, Mr. Pulley served in the following capacities. From 1997 to 1999, Mr. Pulley served as a partner with Client Synergy Group. From 1995 to 1997, Mr. Pulley served as a Vice President and General Manager with SC Publishing. He also serves as a director of Sundog Technologies, Inc. and First Scientific, Inc. Mr. Pulley received a B.S. degree from the University of Utah and earned his M.B.A. from the Anderson School of Business at the University of California at Los Angeles.

         JOSEPH M. BRADLEY has served as Vice President of Operations of UBN since December 1999. From 1998 to 1999, Mr. Bradley served as the General Manager of the Data Communications Group at Pacific Bell where he was responsible for all operations concerning high-end products within the State of California encompassing, but not limited to, Pacific Bell DSL and ISDN. From 1997 to 1998, Mr. Bradley served as the Chief Financial Officer in Network Services at Pacific Bell where he was responsible for all financial, strategic and business planning functions associated with managing a budget of $1.4 billion for expenses and $900.0 million for capital expenditures in the Network Services organization. From 1995 to 1997, Mr. Bradley served as the Director of Finance in Network Operations at Pacific Bell where he was responsible for all financial functions associated with managing a budget of $400.0 million in the Network Operations group. Mr. Bradley graduated from the University of California at Berkeley with a degree in economics. He also attended the University of Pennsylvania Advanced Management Program.

         MICHAEL E. PHILLIPS has served as the Vice President of Network Operations of UBN since August 1999. Mr. Phillips specializes in interconnection engineering for wireless and wireline networks. He has experience in deploying worldwide systems and managing and coordinating all aspects of telecommunications network development, including systems design and engineering. From 1997 to 1999, Mr. Phillips served as Chief Technical Consultant at Millicom International. While at Millicom International, Mr. Phillips served as a Consultant for the East African project in Tanzania, where he was responsible for all RF design, Microwave Backbone Design, Site Acquisition, Network Construction, Equipment Installation, Network Operation and all other engineering applications relating to the project. From 1996 to 1997, Mr. Phillips served as the Managing Director of Comstar Cellular, which operates the first GSM cellular network in West Africa and in the Ivory Coast. From 1994 to 1996, Mr. Phillips served as the Director of Project Planning at LLC, where he was responsible for PCS business development and network design for all phases of interconnect deployment. Mr. Phillips received a [B.S.] degree in Telecommunications Engineering at the University of California at Los Angeles and his Telecommunications Science at the United States Air Force.

         LOUIS M. DIGREGORIO has served as the Vice President of Network Architecture at UBN since August 1999. From 1997 to 1999, Mr. DiGregorio served as the Network Engineer at Teligent, a CLEC providing local dial-tone over a microwave radio/ATM network utilizing cutting-edge telecommunications technology including wireless access nodes, Northern Telecom's Magellan Passport ATM switch and DMS-250 to transport and process voice and data over their network. During his tenure at Teligent, Mr. DiGregorio served as the project manager of telecommunications projects ranging from network engineering to design of voice and data networks. From 1996 to 1997, Mr. DiGregorio served as the PCS Interconnect Engineer at Sprint, where, among other things, he provided project management for implementation of Transmission Networks and Network and Emergency Disaster Planning. From 1995 to 1996, Mr. DiGregorio served as a Network Engineer at Carolina Power & Light, where he provided project management of telecommunications projects ranging from network engineering of fiber and microwave networks to the design of the Battery Power Plant. Mr. DiGregorio received an A.A. degree from the Radio Electronic Technical Schools.

         MARK C. ICENHOWER has served as the Vice President of Sales at UBN since November 1999. From February 1999 to November 1999, Mr. Icenhower served as Senior Carrier Account Manager at GTE Telecom where he was responsible for sales to ISP companies for network design and network layout at the DS3 Level and above. From November 1997 to 1999, Mr. Icenhower served as an Agent Manager at WinStar Communications where he established and trained new agents to sell WinStar's wireless platform in the CLEC arena. From June 1997 to November 1997, Mr. Icenhower worked at Frontier Communications, where he was responsible for expanding Frontier's premier accounts. From 1995 to May 1997, Mr. Icenhower served as the Vice President of Sales at the Institute of Telecommunications where he was responsible for implementing policies for sales agents and negotiating contracts with carriers. Mr. Icenhower received a B.S. degree in International Business from Texas Tech University.

EMPLOYMENT, SEVERANCE AND OTHER AGREEMENTS

         All of the Executive Officers are appointed annually and serve at the discretion of the Board of Directors. Except as set forth below, the Company does not have employment or severance agreements that provide for a fixed term with any of the Executive Officers.

         The Company formally engaged the services of Mr. Matsen as our director, Executive Vice President and General Counsel under the terms of an engagement letter executed on August 18, 1999. The engagement letter provides for a three-year term commencing on October 1, 1999 and terminating on September 30, 2002. As compensation for services rendered to the Company, the Company agreed to pay Mr. Matsen an annual salary of $150,000. As further compensation and as consideration for his engagement, the Company issued to Mr. Matsen 50,000 shares of our common stock as a signing bonus, and the Company granted to Mr. Matsen an option to purchase 200,000 shares common stock. The issuance of the 50,000 shares to Mr. Matsen was registered, and the shares were valued at $142,150, based on the market price of our common stock on the date that the shares were issued. In order to wind down his outside law practice, Mr. Matsen is entitled to allocate up to 25.0% of his regular working hours to matters involving his private law practice for Jeffrey R. Matsen & Associates of Newport Beach, California. Mr. Matsen is responsible for 25.0% of the annual salaries of two of his assistants, including staff attorney Julie Wahlstedt and a secretary, both of whom the Company hired to support Mr. Matsen in our legal department as part of this arrangement.

         Additionally, our principal operating subsidiary, Urjet Backbone Network, Inc., a Delaware corporation ("Urjet Backbone Network"), has in place employment agreements with the following key employees. The Company is a party to an employment agreement with Louis DiGregorio, the Vice President of Network Architecture of Urjet Backbone Network. Mr. DiGregorio's employment agreement provides for a fixed one-year term commencing on August 13, 1999, which will be extended automatically for additional one-year terms unless terminated by signed written notice of either party at least 30 days before the expiration of the term. Under the terms of the employment agreement, the Company pays to Mr. DiGregorio a base annual salary of $99,500, which the Company expects will increase by 15.0% at the commencement of the initial public offering our common stock to the public. Mr. DiGregorio is entitled to a performance bonus based on a percentage reduction in the time for completion our network installation. Under the terms of the employment agreement, the Company issued to Mr. DiGregorio 2,370 shares of our common stock in September 1999. The Company also granted to Mr. DiGregorio an option to purchase 40,000 shares of our common stock. Urjet Backbone Network at its sole discretion is entitled to terminate Mr. DiGregorio's employment for cause, including (without limitation) its determination that Mr. DiGregorio's performance is unsatisfactory in relation to the deployment of the network infrastructure. Upon termination of his employment, Mr. DiGregorio will be entitled to base, stock option and other compensation provided under the agreement that Mr. DiGregorio earns through the date of termination.

         On September 26, 1999, Urjet Backbone Network hired Michael Phillips as Vice President of Network Operations for a one-year initial term, under the terms of an employment agreement similar to our agreement with Mr. DiGregorio. The employment agreement with Mr. Phillips similarly provides that the initial term shall be extended for additional one-year terms unless terminated by signed written notice of either party at least 30 days before the expiration of the term. Mr. Phillips is entitled to a base annual salary of $99,500, the Company expects will increase by 20.0% at the commencement of the initial public offering of our common stock. Mr. Phillips is entitled to a performance bonus similar to the above-described bonus for Mr. DiGregorio. Under the employment agreement, the Company issued to Mr. Phillips 2,807 shares of our common stock in September of 1999. The Company also granted to Mr. Phillips an option to purchase 40,000 shares of our common stock. The employment agreement with Mr. Phillips is terminable for cause under conditions similar to those described above for Mr. DiGregorio. Upon termination of his employment, Mr. Johnson will be entitled to base, stock option and other compensation provided under the agreement that Mr. Phillips earns through the date of termination.

         The employment agreement between Urjet Backbone Network and Joseph Bradley, the Vice President of Operations at Urjet Backbone Network, provides that Mr. Bradley will receive a base monthly salary of $11,583 (or $138,996 annually) and additional benefits provided to full-time employees, including insurance, vacation pay, participation in company-sponsored benefit plans and other benefits. As additional compensation under the employment agreement, Mr. Bradley received an option to purchase up to 150,000 shares of our common stock. The Company agreed to pay Mr. Bradley a one-time fee of up to $21,000 to cover his moving expenses. The Company also agreed to pay Mr. Bradley an additional amount of up to $24,000 to cover the cost of real estate commissions associated with the sale of his former home under certain conditions. Mr. Bradley's employment agreement is terminable by either party at any time with or without any cause or advance notice.

         Urjet Backbone Network also is a party to a letter employment agreement with Mark Icenhower, its Vice President of Premier Accounts. Under the terms of the employment agreement, the Company agreed to pay Mr. Icenhower a base salary of $105,000 and a quarterly performance bonus of up to $20,000 per annum. In addition to the base salary and quarterly bonus, Mr. Icenhower will be entitled to a commission equal to approximately 1.0% of the revenue generated through product sales. Mr. Icenhower also received an option to purchase up to 40,000 shares of our common stock. Additionally, Mr. Icenhower is entitled to other benefits available to other full-time employees. His employment is strictly at will and may be terminated at any time with or without cause.

         All options granted to the above-listed individuals are vested with respect to 40.0% of the underlying shares. The currently vested portion of each option is exercisable at an exercise price between $3.00 to $3.536 per share. The options vest with respect to the remaining 60.0% of the underlying shares in equal increments over the three-year period following the date on which they were granted. Such unvested portions are exercisable at an exercise price of $10.812 per share.

         Urjet Backbone Networks has in place employment agreement with a number of its other employees. The employment agreements contain varying terms but generally provide for a fixed-term of employment and each such agreement further provides that either party may terminate the agreement without notice and without cause.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE

         The following table sets forth all compensation awarded to, earned by or paid to (i) the individual who was serving as UBN's Chief Executive Officer at the end of our last completed fiscal year ended March 31, 2000, (ii) four other highly compensated executive officers whose annual salary and bonus exceeded $100,000 for our last completed fiscal year and (iii) our next two most highest paid employees whose annual salary and bonuses exceeded $100,000 for our last completed fiscal year (collectively, the "Named Executive Officers"), for services rendered to us in all capacities during our last completed fiscal year.

                                              SUMMARY COMPENSATION TABLE
                                                                                       Long-Term
                                                    Annual Compensation (1)           Compensation
                                            ---------------------------------------- ---------------
                                    Fiscal                            Other Annual                      All Other
   Name and Principal Position       Year   Salary($)(2) Bonus($)    Compensation($)   Options(#)    Compensation($)
-----------------------------------  ----   ---------    --------    ---------------   ----------    ---------------
Jon H. Marple.................      2000     175,000        -0-           -0-           350,000            -0-
  Chief Executive Officer,          1999     180,126        -0-           -0-             -0-              -0-
  Chairman                          1998     142,292        -0-           -0-             -0-              -0-

Mary E. Blake.................      2000     175,000        -0-           -0-           350,000         21,902 (3)
  Vice Chairman, President          1999     159,027        -0-           -0-             -0-              -0-
  and Secretary                     1998     108,775        -0-           -0-             -0-              -0-

Jeffrey R. Matsen (4).........      2000     150,000        -0-         142,150         200,000            -0-
  Executive Vice President and      1999         -0-        -0-           -0-             -0-              -0-
  General Counsel                   1998         -0-        -0-           -0-             -0-              -0-

Richard R. Nelson (5).........      2000     120,000        -0-         108,120         100,000            -0-
  Chief Financial Officer and       1999         -0-        -0-           -0-             -0-              -0-
  Director                          1998         -0-        -0-           -0-             -0-              -0-

Jerral R. Pulley (6)..........      2000         -0-        -0-         216,240         125,000            -0-
  Vice President of Marketing       1999         -0-        -0-           -0-             -0-              -0-
                                    1998         -0-        -0-           -0-             -0-              -0-

Joseph Bradley (7)............      2000     138,996        -0-         108,120         150,000            -0-
  Vice President of Operations      1999         -0-        -0-           -0-             -0-              -0-
  of Urjet Backbone Networks,       1998         -0-        -0-           -0-             -0-              -0-
  Inc.
----------------

(1) Excludes compensation in the form of perquisites and other personal benefits that constitutes the base of $50,000 or 10.0% of the total annual salary and bonus of each of the Named Executive Officers.
(2) Represents annualized rates for the year ended March 31, 2000, and amounts actually paid for prior years.
(3) Amount paid to Ms. Blake as consideration for company use of certain premises owned by Ms. Blake.
(4) Mr. Jeffrey Matsen became an executive officer on October 1, 1999. Mr. Jeffrey Matsen received a total of $75,000 in salary compensation for the fiscal year ended March 31, 2000. He was a director of the Company from December 18, 1998 to May 19, 2000. In addition, see "Related Party Transactions." He received 50,000 shares of S-8 stock valued at $142,150 as a signing bonus in October 1999.
(5) Mr. Nelson became an Executive Officer on February 16, 2000. Mr. Nelson received a total of $15,000 in salary compensation for the fiscal year ended March 31, 2000. He received 10,000 shares of S-8 stock valued at $108,120 as a signing bonus in April 2000.
(6) Mr. Pulley became an Executive Officer on May 5, 2000. He received 20,000 shares of S-8 stock valued at $216,240 in April 2000.
(7) Mr. Bradley became an Executive Officer on December 1, 1999. Mr. Bradley received a total of $46,332 in salary compensation for the fiscal year ended March 31, 2000. He also received 10,000 shares of S-8 stock valued at $108,120 as a signing bonus in April 2000.

OPTION GRANTS IN LAST YEAR

         The following table sets forth certain information regarding options granted during the fiscal year ended March 31, 2000 to the Named Executive Officers and directors.

                                          OPTION GRANTS IN LAST FISCAL YEAR
                                                                                            Potential Realizable Value
                                 Number of       Percent of                                 at Assumed Annual Rates of
                                Securities      Total Options     Exercise                  Stock Price Appreciation for
                                Underlying       Granted to        or Base                        Option Term($)
                                  Options       Employees in        Price      Expiration   -------------------------
            Name                Granted(#)       Fiscal Year      ($/Share)       Date          5%            10%
------------------------------  -------------  ----------------  ------------  -----------  -----------   -----------
Jon H. Marple................      140,000          5.1%            3.00        3/1/2010      686,000      1,092,000
  Chairman of the Board            210,000          7.6%           10.812                   3,696,000      5,880,000

Mary E. Blake................      140,000          5.1%            3.00        3/1/2010      686,000      1,092,000
  Vice Chairman                    210,000          7.6%           10.812                   3,696,000      5,880,000

Jeffrey R. Matsen............       80,000          2.9%            3.00        3/1/2010      392,000        624,000
  Executive Vice President,        120,000          4.4%           10.812                   2,112,000      3,360,000
  Secretary and General
  Counsel

Richard R. Nelson............       40,000          1.5%            3.00        3/1/2010      196,000        312,000
  Chief Financial Officer and       60,000          2.2%           10.812                   1,056,000      1,680,000

Jerral R. Pulley.............       50,000          1.8%            3.00        3/1/2010      245,000        390,000
  Vice President of Marketing       75,000          2.7%           10.812                   1,320,000      2,100,000

Joseph M. Bradley............       60,000          2.2%            3.00        3/1/2010      294,000        468,000
  Vice President of                 90,000          3.3%           10.812                   1,584,000      2,520,000
  Operations of Urjet
  Backbone Networks, Inc.

Other employees..............    1,479,500          53.6%                         ___             ___            ___

OPTION EXERCISES AND HOLDINGS

         The following table shows the number of shares of our common stock underlying outstanding stock options held by each of the Named Executive Officers at May 31, 2000. None of the Company's Named Executive Officers exercised any stock option in the fiscal year ended March 31, 2000.

                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND FISCAL YEAR-END OPTION VALUES(1)
                                                                                           Value of Unexercised
                                                                  Total Number of          In-the-Money Options
                                                                 Unexercised Options        held at Fiscal Year
                                                                Held at Fiscal Year End           End(1)
                                                               ----------------------------------------------------
                                Acquired on        Value                     Unexercis-                Unexercis-
            Name                 Exercise        Realized       Exercisable     able       Exercisable     Able
------------------------------  -------------  --------------  ----------------------------------------------------
Jon H. Marple...............         --             --           140,000      210,000    $    385,000  $  ______
  Chairman

Mary E. Blake...............         --             --           140,000      210,000    $    385,000  $  ______
 Vice Chairman

Jeffrey R. Matsen...........         --             --            80,000      120,000    $    220,000  $  ______
  Executive Vice President,
  Secretary and General
  Counsel

Richard R. Nelson...........         --             --            40,000       60,000    $    110,000  $  ______
  Chief Financial Officer

Jerral R. Pulley............         --             --            50,000       75,000    $    137,500  $  ______
  Vice President of Marketing

Joseph Bradley..............         --             --            60,000       90,000    $    165,000  $  ______
  Vice President of
  Operations of Urjet
  Backbone Network, Inc.

----------------
(1) Based on a per share price of $5.75, the closing price of our common stock on May 15, 2000.


TRANSACTIONS WITH OFFICERS, DIRECTORS AND EMPLOYEES

         TRANSACTIONS WITH JEFFREY MATSEN

         Mr. Jeffrey R. Matsen is the Executive Vice President, Secretary and General Counsel of the Company. During the year ended March 31, 1999, Mr. Matsen and his law firm Jeffrey R. Matsen & Associates of Newport Beach, California, provided various legal services to the Company and Mr. Matsen was compensated for such services by the payment from the Company to Mr. Matsen of $57,394.67. In addition, on August 5, 1999, Mr. Matsen received 5,000 shares of the Company's common stock in exchange for legal services rendered at a value of $4.218 per share or $21,090.00 total. See "Management -- Employment, Severance and Other Agreements."

         RELATIONSHIP WITH ROBERT SANTORE

         In July 1998, the Company issued to Robert Santore 10,000 shares of the Company's common stock as consideration for certain Web development services rendered to the Company. The shares were valued at $98,000 based on the market price of the common stock on the date of issuance. In August 1998, the Company issued to Mr. Santore 25,000 additional shares of common stock in exchange for the entire capital stock of Man Rabbit House Multimedia, Inc. These shares were valued at $100,000 based on the market price of the Company's common stock on the date of closing of the above-described acquisition.

         During the previous two fiscal years, the Company also made certain payments to Parrot Design as consideration for graphic design and related services rendered to the Company. Parrot Design is a graphic design firm owned and managed by Stephanie Santore, who is the wife of Mr. Robert Santore. For the years ended March 31, 2000 and 1999, the Company paid to Parrot Design a total of $96,132 and $63,472, respectively. The Company has paid to Parrot Design an additional $42,932 for services rendered during the current fiscal year through the date of this Memorandum.

TRANSACTIONS WITH OTHER RELATED PARTIES

         During the past three years, the Company was a party to several transactions (as described below) involving Mr. Jon R. ("J.R.") Marple and JustWebit.com, Inc., a Nevada corporation, managed by J.R. Marple. J.R. Marple is the son of Jon H. Marple, the Company's Chairman.

         In April and August of 1998, the Company issued to J.R. Marple 12,903 and 25,000 shares of common stock, respectively, as consideration for certain accounting services rendered by J.R. Marple to the Company. In April 1999, the Company issued to JustWebit 50,000 shares of common stock as consideration for certain channel rights and licenses to provide wireless services in designated locations. The shares issued to JustWebit were valued at $102,000 based on the per share market price of the common stock on the date of the closing of the related transactions.

         The Company was also a party to a consulting services agreement with JustWebit, under which the Company agreed to issue to JustWebit 25,000 shares of common stock as consideration for services relating to the development of e-commerce sites and the functionality of certain back-office support systems. The shares were valued at $247,000 based on the per share market price of our common stock in December 1999, the date of issuance.

EMPLOYEE BENEFIT PLANS

         Effective on February 29, 2000, our Board of Directors adopted the 2000 Management Equity Incentive Plan and the 2000 Equity Incentive Plan (collectively, the "Equity Incentive Plans"), subject to the approval of our shareholders. The principal terms and provisions of the Equity Incentive Plans are summarized under Proposal No. 3.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the beneficial ownership of the capital stock of the Company as of May 15, 2000, by: (i) each person known to the Company to beneficially own more than five percent (5%) of the capital stock of the Company; (ii) each of the Company's directors; (iii) each of the Company's Named Executive Officers; and (iv) all executive officers and directors as a group.

                                                                                        APPROXIMATE
                      NAME (1)                           NO. OF SHARES OWNED          PERCENTAGE OWNED

Mary E. Blake (2).................................            7,527,632                    36.1%
Jon H. Marple (3).................................             140,000                       *
Jeffrey R. Matsen (4) ............................             122,805                       *
Richard W. Torney (5).............................             37,000                        *
Richard F. Charles................................              2,500                        *
H. Dean Cubley....................................              2,500                        *
Richard R. Nelson (6).............................             50,000                        *
Joseph M. Bradley (7).............................             70,000                        *
Jerral R. Pulley (8)..............................             70,000                        *
All Executive Officers and Directors as a group...            8,022,437                    37.8%
----------------

*        Less than one percent (1%)
(1) This table is based upon information supplied by officers, directors, and principal stockholders and Schedules 13D and 13G, if any, filed with the Commission with regard to IJNT Common Stock. Unless otherwise indicated in the footnotes of this table and subject to community property and marital property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,712,239 shares outstanding on May 15, 2000. The information contained in this table reflects "beneficial ownership" as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shares not outstanding that are subject to vested options, or options that vest and become exercisable by the holder thereof within sixty (60) days of March 31, 2000 are deemed outstanding for the purposes of calculating the number and percentage owned by such shareholder, but are not deemed outstanding for the purposes of calculating the percentage owned by each other shareholder listed. Unless otherwise noted, all shares listed as beneficially owned by a shareholder are actually outstanding.
(2) Includes 140,000 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of May 15, 2000.
(3) Includes 140,000 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of May 15, 2000.
(4) Includes 1,000 shares owned by Mr. Matsen's minor son, Brett Richard Matsen and 80,000 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of May 15, 2000.
(5) Includes 1,000 shares owned by Mr. Torney's wife, Lorie, and 31,000 shares owned by Image Systems Dividend Benefit Pension Trust of which Mr. Torney is the principal participant and Trustee.
(6) Includes 40,000 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of May 15, 2000.
(7) Includes 60,000 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of May 15, 2000.
(8) Includes 50,000 shares issuable upon exercise of options to purchase Common Stock and that will be exercisable within 60 days of May 15, 2000.

                                PERFORMANCE GRAPH

         The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the CRSP Total Return Index for The Nasdaq Stock Market *U.S. and Foreign) (the "Nasdaq Composite Index") and the CRSP Total Return Index for Nasdaq Telecommunications Stocks ("the Nasdaq Telecommunications Index"). The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                            [performance graph here]

                               12/31/97     06/30/98          12/31/98          06/30/99         12/31/99

IJNT.net                        100.00      162.50               64.71             75.00          244.12
Nasdaq Composite                100.00      111.67             130.95            160.67           243.04
Nasdaq Telecommunications       100.00      134.61             165.56            220.81           293.46

         Assumes a $100 investment on December 31, 1997 in each of the Company's Common Stock, the securities comprising the Nasdaq Composite Index and the securities comprising the Nasdaq Telecommunications Index.

         The Nasdaq Telecommunications Index includes all companies listed on The Nasdaq Stock Market within SIC Code 48.

                                PROPOSAL NUMBER 2

              AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS
                         (ITEM NO. 2 ON THE PROXY CARD)

GENERAL

         Our Board of Directors have approved proposals to amend our certificate of incorporation, also called our charter, to include provisions available to public companies under Delaware law that deter hostile take-over attempts, as more particularly described below. Our Board of Directors has also approved amendments to our bylaws consistent with the proposed amendments to our charter, which are to become effective simultaneously with the effectiveness of the proposed amendments to our charter. If the proposed amendments to our charter and bylaws are approved by our stockholders, the charter and bylaws, as so amended, will become the governing instruments of our company and will differ in several respects from our existing charter and bylaws. Some of the changes will be procedural in nature but others will result in material changes in stockholders' rights and corporate procedures from those currently provided.

         Our Board of Directors recommends that you carefully review the proposed amendments to determine the nature and desirability of the proposed changes. Upon your review, our Board of Directors recommends that you approve and adopt the amended charter of IJNT.net attached as Appendix B to this proxy statement and the amended bylaws of IJNT.net, Inc. attached as Appendix C to this proxy statement.

         The first significant amendment to our Certificate of Incorporation involves the change of our name to Universal Broadband Networks, Inc. This name change is in keeping with the Company's integrated broadband communications vision and is much more descriptive of what the Company really does. The Board of Directors believes that the name change will make the Company more easily identifiable with the products and services it sells and delivers and the abbreviated version, UBNetworks, will facilitate customer and investor identification.

         In considering the remaining proposals, you should be aware that the overall effect of many of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of our common stock to change the composition of our Board of Directors and to remove existing management in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in our charter and bylaws, could hinder or possibly prevent the use of a proxy contest as a means of removing or replacing existing directors or could make it more difficult to make a change in control of our company which is opposed by our Board of Directors. This strengthened tenure and authority of the Board of Directors could enable it to resist change and otherwise thwart the desires of a majority of the stockholders. Because these provisions may have the effect of continuing the tenure of the current directors, our Board of Directors has recognized that the individual directors have a personal interest in these provisions that may differ from those of our stockholders. However, our Board of Directors believes that the primary purpose of these provisions is to ensure that it will have sufficient time to consider fully any proposed takeover attempt in light of the short-term and long-term benefits and other opportunities available to our company and, to the extent our Board of Directors determines to proceed with any takeover, to effectively negotiate terms that would maximize the benefits to our company and to our stockholders.

         A hostile takeover attempt may have a positive or negative effect on a corporation and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the stockholders the risk of terms which may be less than favorable to all of the stockholders than would be available in a board-approved transaction. Board approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and the maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to a Board of Directors, there is a greater opportunity for the Board of Directors to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to stockholders in the most effective manner.

         Our Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to stockholders, providing all stockholders with considerable value for their shares. Our Board of Directors believes, however, that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of our company and our stockholders.

         You should recognize, therefore, that one of the effects of the proposed amendments may be to discourage a future attempt to acquire control of our company which is not presented to and approved by our Board of Directors, but which a substantial number, and perhaps even a majority, of our stockholders might believe to be in their best interests or in which stockholders might receive a substantial premium for their shares over the current market price. As a result, stockholders who might desire to participate in such a transaction may not have an opportunity to do so. In addition, by increasing the probability that any person or group seeking control of our company would be forced to negotiate directly with our Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of our Board of Directors. Thus, the principal disadvantages to our stockholders which result from discouraging such hostile takeover bids would be to:

         o reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of our company at a premium over the market price; and

         o increase the difficulty of removing our existing Board of Directors and management even if in a particular case removal would be beneficial to stockholders generally.

         You should note, however, that our Board of Directors has a fiduciary duty to our stockholders to negotiate in the best interests of our stockholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions would not prevent a hostile acquisition of our company.

         Our Board of Directors has considered the potential disadvantages of the proposed amendments and believes that they are outweighed by the potential benefits. In particular, our Board of Directors believes that the benefits associated with enabling our Board of Directors to fully consider and negotiate proposed takeover attempts make these proposals beneficial to our company and to our stockholders.

         The proposals to include these anti-takeover provisions in our charter and bylaws do not reflect knowledge on the part of our Board of Directors or management of any proposed takeover or other attempt to acquire control of our company. Our Board of Directors may in the future propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted, from time to time in the judgment of our Board of Directors, although there is no intention to do so at the present time.

         The anti-takeover proposals are summarized below. The following summary does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the Delaware General Corporation Law, our charter and bylaws, as presently in effect, and our charter and bylaws as proposed to be amended.

SUMMARY OF ANTI-TAKEOVER PROPOSALS

                                          AMENDMENTS TO CHARTER

ISSUE                                   PRESENT CHARTER PROVISION          PROPOSED AMENDED CHARTER
-----                                   -------------------------          ------------------------
                                                                           PROVISION
                                                                           ---------
STOCKHOLDER ACTION BY WRITTEN           Stockholders may take action       Stockholder action may be taken
CONSENT                                 by written consent or at a         only at a duly called annual or
                                        meeting                            special meeting of stockholders
                                                                           and may not be taken by written
                                                                           consent.

SUPERMAJORITY REQUIRED FOR              Amendments to the charter          The approval of the holders of
SOME AMENDMENTS                         require the approval of            least 66 2/3% of the outstanding
                                        holders of at least 50% of the     voting stock is required to amend
                                        outstanding voting stock.          the provisions in the charter that
                                                                           (1) prohibit stockholders from
                                                                           acting other than at an annual or
                                                                           special meeting or (2) provide
                                                                           for amendments to the charter.

BOARD DETERMINATION OF                  No current provision.              Adds a provision granting the
RIGHTS AND PREFERENCES OF                                                  Board of Directors the power,
PREFERRED STOCK                                                            subject to the limitations
                                                                           prescribed by law, to provide for
                                                                           the issuance of our authorized
                                                                           shares of preferred stock in
                                                                           series and, by filing a certificate
                                                                           pursuant to the applicable law of
                                                                           the State of Delaware, to
                                                                           establish from time to time the
                                                                           number of shares to be included
                                                                           in each such series and the
                                                                           qualifications, limitations or
                                                                           restrictions thereof

INDEMNIFICATION OF DIRECTORS,           Provides that our directors        Further provides that, to the
OFFICERS AND OTHER AGENTS               will not be personally liable      fullest extent permitted by
                                        for monetary damages to us or      Section 145 of the Delaware
                                        our stockholders for breach        General Corporation Law we will
                                        of any fiduciary duty as a         indemnify any and all persons
                                        director, except for               who we have the power to
                                        liability (1) for any breach       indemnify from and against any
                                        of the director's duty of          expenses, liabilities or other
                                        loyalty to us or our               matters referred to in or
                                        stockholders; (2) for acts or      covered by Section 145.
                                        omissions not in good faith
                                        or which involve intentional
                                        misconduct or a knowing
                                        violation of law; (3) under
                                        Section 174 of the Delaware
                                        General Corporation Law or
                                        (4) for any transaction from
                                        which the director derives an
                                        improper personal benefit.

                                      -21-



                              AMENDMENTS TO BYLAWS

ISSUE                                   PRESENT BYLAW PROVISION            BYLAW PROVISION AS PROPOSED TO
-----                                   -----------------------            ------------------------------
                                                                           BE AMENDED
                                                                           ----------

STOCKHOLDER ACTION BY WRITTEN           Stockholders may take action       Consistent with the proposed
CONSENT                                 by written consent or at a         amendment to our charter,
                                        meeting.                           stockholder action may be taken
                                                                           only at a duly called annual or
                                                                           special meeting of stockholders
                                                                           and may not be taken by written
                                                                           consent.

AUTHORITY TO CALL AND ADJOURN           Meetings of stockholders           Meetings of stockholders may be
MEETINGS OF STOCKHOLDERS                may be called by the Board         called only by the chairman of
                                        of Directors or by holders of      the board or a majority of the
                                        at least 20% of our                Board of Directors
                                        outstanding common stock.
                                                                           Provides that a meeting of the
                                        Provides that a meeting of the     stockholders may be adjourned
                                        stockholders may be                at any time by the chairman of
                                        adjourned only upon the            the meeting and by the holders of
                                        affirmative vote of the shares     a majority of the voting power of
                                        represented at such meeting,       the shares represented at such
                                        whether or not a quorum is         meeting, whether or not a
                                        present.                           quorum is present.

SUPERMAJORITY FOR                       Amendments to the bylaws may       No amendment to the bylaws
AMENDMENT; REMOVAL OF                   currently be approved by the       may be adopted without the
DIRECTORS                               holders of a majority of our       approval of a majority of the
                                        common stock and amendments        authorized directors or the
                                        that so provide may not be         approval of the holders of at least
                                        amended by our Board of            75% of the voting power of our
                                        Directors.  The Board of           outstanding stock. The Board of
                                        Directors may otherwise amend      Directors will have the ability to
                                        the bylaws, except that the        amend or repeal any bylaw.
                                        board does not have the power
                                        to change the quorum for
                                        meetings of stockholders or of
                                        the Board of Directors, or to
                                        change any provisions of the
                                        bylaws with respect to the
                                        removal of directors or the
                                        filling of vacancies in the
                                        board resulting from removal by
                                        the stockholders.

                                        Directors may be removed           Subject to the rights, if any, of
                                        with or without cause by a         holders of preferred stock,
                                        majority vote of the               directors may be removed, with or
                                        stockholders.                      without cause by the holders of 75%
                                                                           of the shares then entitled to vote
                                                                           at an election of directors, except
                                                                           that (1) if we institute a
                                                                           classified board, stockholders may
                                                                           remove a director only for cause
                                                                           and (2) if we have instituted

                                      -22-


                              AMENDMENTS TO BYLAWS

ISSUE                                   PRESENT BYLAW PROVISION            BYLAW PROVISION AS PROPOSED TO
-----                                   -----------------------            ------------------------------
                                                                           BE AMENDED
                                                                           ----------

                                                                           cumulative voting for the election
                                                                           of directors, if less than the
                                                                           entire board is removed, no
                                                                           director may be removed without
                                                                           cause if the votes cast against
                                                                           removal of the director would be
                                                                           sufficient to elect that person.

ADVANCE NOTICE REQUIREMENT              No current provision               Adds provisions for director
FOR STOCKHOLDERS' PROPOSALS             pertaining to nominations to       nominations and for the submission
                                        the Board of Directors or          of new business, including (1)
                                        submission of business to be       only such business or nominations
                                        considered by stockholders at      as are properly brought before a
                                        any meeting.                       meeting of the stockholders may be
                                                                           considered at such meeting; (2)
                                                                           timely notice must be given prior
                                                                           to any such meeting; (3) a
                                                                           nomination for a director must set
                                                                           forth the person proposed for
                                                                           election; (4) the submission of new
                                                                           business must set forth a brief
                                                                           description of such business; and
                                                                           (5) the chairman of the meeting may
                                                                           determine whether a nomination or
                                                                           submission of new business was made
                                                                           in accordance with these procedures.

ELECTION OF DIRECTORS AND               The approval of a majority of      Except with respect to the rights
STOCKHOLDER APPROVAL OF                 the shares represented and         of the holders of any other series
CORPORATE ACTION                        entitled to vote constitutes       or class of stock to elect
                                        action by the stockholders,        directors, a plurality of the votes
                                        unless the vote of a greater       cast at a meeting of the
                                        number is required by the          stockholders shall elect
                                        Delaware General                   directors.  All other matters
                                        Corporation Law or the             submitted are to be decided by the
                                        charter.                           approval of a majority of the
                                                                           shares represented and entitled to
                                                                           vote at a meeting of stockholders,
                                                                           except as otherwise required by the
                                                                           Delaware General Corporation Law,
                                                                           the charter or specific provisions
                                                                           of the bylaws.

FILLING OF VACANCIES ON BOARD           Vacancies on the Board of          A vacancy on the Board of Directors
OF DIRECTORS                            Directors may be filled by the     may be filled only by the members
                                        stockholders.                      of the board then remaining.  If,
                                                                           at the time of filling any vacancy
                                                                           or any newly created directorship,
                                                                           the directors then in office shall
                                                                           constitute less than a majority of
                                                                           the whole Board of Directors (as


                                      -23-


ISSUE                                   PRESENT BYLAW PROVISION            BYLAW PROVISION AS PROPOSED TO
-----                                   -----------------------            ------------------------------
                                                                           BE AMENDED
                                                                           ----------

                                                                           constituted immediately prior to
                                                                           any such increase), the Court of
                                                                           Chancery may, upon application of
                                                                           any stockholder or stockholders
                                                                           holding at least ten percent of the
                                                                           total number of the shares at the
                                                                           time outstanding having the right
                                                                           to vote for such directors,
                                                                           summarily order an election to be
                                                                           held to fill any such vacancies or
                                                                           newly created directorships, or to
                                                                           replace the directors chosen by the
                                                                           directors then in office.

CHANGES IN CONDUCT OF BOARD             Special meetings of the Board      Special meetings of the Board of
AND EXERCISE OF POWER                   Board of Directors may be          Directors may be called by the
                                        called at any time by the          chairman of the board and shall be
                                        chairman of the board, the         called upon the written request of
                                        president, any vice-president,     two directors, unless the board
                                        the secretary or by any            consists of one director.
                                        director.

                                        Special meetings are to be         Special meetings may be held
                                        held upon at least four days       upon three days notice.
                                        notice.

                                        Requires that the Board of         Removes this requirement.
                                        Directors meet immediately
                                        following each annual
                                        meeting of the stockholdres.

                                        Requires that if a meeting of      Removes this requirement.
                                        the Board of Directors is
                                        adjourned for more than 24
                                        hours, notice of the
                                        adjournment be given prior to
                                        the time of the adjourned
                                        meeting to the directors who
                                        were not present at the time of
                                        the adjournment.

                                        Provides that the Board of         Provides that committees appointed
                                        Directors may designate an         by the Board of Directors may
                                        executive and other                consist of one, rather than two,
                                        committees, each consisting        directors and provides that the
                                        of at least two directors to       Board of Directors may designate
                                        serve at the pleasure of the       one or more directors as alternate
                                        board. Any such committee          members of any committee.  Limits
                                        may have all of the powers of      the power of committees such that
                                        the Board of Directors,            they may not adopt amendments to
                                        except as limited by the           the certificate of incorporation,
                                        Delaware General                   adopt any agreement and plan of
                                        Corporation Law.                   merger or consolidation, recommend
                                                                           to the stockholders the sale, lease

                                      -24-


ISSUE                                   PRESENT BYLAW PROVISION            BYLAW PROVISION AS PROPOSED TO
-----                                   -----------------------            ------------------------------
                                                                           BE AMENDED
                                                                           ----------

                                                                           or exchange of all or substantially
                                                                           all of our assets, recommend our
                                                                           dissolution or a revocation of our
                                                                           dissolution or amend our bylaws.

FIXING OF RECORD DATE                   Provides that for purposes of      Provides that our Board of
                                        determining the stockholders       Directors must, not less than 10
                                        entitled to receive payment of     nor more than 60 days prior to a
                                        a dividend or other                stockholders meeting nor more than
                                        distribution, or entitled to       60 days prior to any other action,
                                        exercise any rights in respect     fix a record date so that we may
                                        of any change or conversion        determine who is entitled to notice
                                        or exchange of stock, our          of or to vote at such meeting of
                                        Board of Directors may fix a       stockholders, or who is entitled to
                                        record date, which shall not       payment of any dividend or other
                                        be more than 60 days before        distribution, or entitled to
                                        any such action.                   exercise any rights in respect of
                                                                           any change or conversion or
                                                                           exchange of stock.

INSPECTION OF CORPORATE                 Provides that stockholders         Deletes the reference to holders
RECORDS                                 and holders of voting trust        of voting trust certificates.
                                        certificates may, at any
                                        reasonable time, inspect the
                                        accounting books, the minutes
                                        of the Board of Directors,
                                        committees of the Board of
                                        Directors and similar records
                                        of our subsidiaries for a
                                        purpose reasonably related to
                                        their interests as a
                                        stockholder or holder of voting
                                        trust certificates.

                                        A stockholder or stockholders      The secretary is required to
                                        holding at least 5% in the         prepare, at least ten days before
                                        aggregate of our outstanding       every meeting of stockholders, a
                                        voting shares or who hold at       complete list of the stockholders
                                        least 1% of such voting shares     entitled to vote at the meeting,
                                        and have filed a Schedule 14A      arranged in alphabetical order,
                                        with the United States             and showing the address of each
                                        Securities and Exchange            stockholder and the number of
                                        Commission relating to the         shares registered in the name of
                                        election of directors have the     each stockholder. Such list will
                                        right to inspect and copy the      be open to the examination of
                                        record of stockholders' names      any stockholder, for any purpose
                                        and addresses and shareholdings    germane to the meeting, during
                                        during usual business hours        ordinary business hours, for a
                                        upon five business days' prior     period of at least ten days prior
                                        written demand and to obtain       to the meeting.
                                        from our the transfer agent,
                                        upon written demand and upon

                                      -25-


ISSUE                                   PRESENT BYLAW PROVISION            BYLAW PROVISION AS PROPOSED TO
-----                                   -----------------------            ------------------------------
                                                                           BE AMENDED
                                                                           ----------

                                        the tender of its usual
                                        charges, a list of the
                                        stockholders' names and
                                        addresses, who are entitled to
                                        vote for the election of
                                        directors, and their
                                        shareholdings, and of the most
                                        recent record date for which it
                                        has been compiled or as of a
                                        date specified by the
                                        stockholder subsequent to the
                                        date of demand.  The list shall
                                        be made available on or before
                                        the later of five (5) business
                                        days after the demand is
                                        received or the date specified
                                        therein as the date as of which
                                        the list is to be compiled.

                                        Provides that the directors        Provides that members of the Board
                                        have the right to inspect and      of Directors shall have the right
                                        copy all books, records and        at any reasonable time to examine
                                        documents of every kind and        our stock ledger, a list of
                                        to inspect the physical            stockholders and our other books
                                        properties of IJNT.net.            and records for a purpose
                                                                           reasonably related to that
                                                                           director's position as a director.

NOTICES PROVISIONS                      No current provision.              Clarifies that we may treat the
                                                                           holder of record of any share or
                                                                           shares of our stock as the holder
                                                                           in fact if such shares.

                                        No current provision.              Provides that when any notice is to
                                                                           be given to a stockholder or
                                                                           director under the provisions of
                                                                           the bylaws, personal notice is not
                                                                           required and such notice may be
                                                                           given in writing, by mail,
                                                                           delivered to the address of the
                                                                           recipient appearing on our records.

         The following is a more complete description of some of the more material proposed amendments to our charter and our bylaw and the effect that such amendments will have on your rights as a stockholder of IJNT.net:

AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION

         REMOVAL OF ACTION BY WRITTEN CONSENT. Under the applicable provisions of our current certificate of incorporation and bylaws, stockholders may take any action which may be taken at a meeting of stockholders without a meeting, without prior notice and without a vote, if:

         o the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted, sign consents in writing, setting forth the action; and

         o        deliver the consents to the corporation.

         The proposed amendments to the certificate of incorporation and bylaws remove the ability of stockholders to take action by written consent without a meeting and require the approval of at least 66 2/3% of the outstanding voting power of our stock to amend this new provision. These amendments may have the effect of delaying consideration of a stockholder proposal until the next annual meeting, and will prevent the holders of a majority of the voting power of our stock from unilaterally using the written consent procedure to take stockholder action. Additionally, it will require a supermajority of the outstanding voting power of our stock to repeal this provision.

         DESIGNATION OF SERIES OF PREFERRED STOCK BY BOARD OF DIRECTORS. Section 151 of the Delaware General Corporation Law provides that a corporation may issue classes or series of stock having such voting powers, designations, preferences and special rights as stated in its certificate of incorporation or in resolutions providing for the issue of such stock adopted by its Board of Directors pursuant to authority expressly vested in it by the provisions of its certificate of incorporation. The proposed amendment to our certificate of incorporation grants our Board of Directors the power, subject to the limitations prescribed by law, to provide for the issuance of our authorized shares of preferred stock in series and to establish the number of shares to be included in each such series and the qualifications, limitations or restrictions of such series. This power, which had previously been granted to our Board of Directors, was inadvertently removed from the certificate of incorporation at the time our certificate of incorporation was amended in November, 1999 to increase the authorized number of shares of our capital stock.

         INDEMNIFICATION OF OUR AGENTS. The proposed amendment to the charter provides that, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law we will indemnify any and all persons who we have the power to indemnify under Section 145 from and against any and all of the expenses, liabilities or other matters referred to in or covered by Section 145, and such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding (other than an action by or in the right of the corporation) because he or she is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding: (1) if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, or (2) in the case of a criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful.

         Section 145 of the Delaware General Corporation Law further provides that a corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that there may be no such indemnification if the person is found liable to the corporation unless, in such a case, the court determines the person is fairly and reasonably entitled to such indemnification.

         Section 145 of the Delaware General Corporation Law also provides that a corporation must indemnify a director, officer, employee or agent who successfully defends himself in a proceeding to which he or she was a party because he or she was a director, officer, employee or agent of the corporation against expenses actually and reasonably incurred by him or her. Expenses incurred by an officer or director (or other employees or agents as deemed appropriate by the Board of Directors) in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. Under Delaware law, termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that such person is prohibited from being indemnified.

AMENDMENTS TO BYLAWS

         Our bylaws currently provide that the Board of Directors may generally amend the bylaws, except that the board does not have the power to change the quorum for meetings of stockholders or of the Board of Directors, or to change any provisions of the bylaws with respect to the removal of directors or the filling of vacancies in the board resulting from the removal by the stockholders or to amend or repeal a bylaw which the stockholders provided, when passing such bylaw, was not subject to amendment or repeal by the Board of Directors. As a result, several of the proposed amendments to the bylaws have already been approved by our Board of Directors and do not require your approval. In the discussion of the material amendments to the bylaws that follows, we have indicated those amendments which are subject to stockholder approval. It is only for those indicated amendments that we are seeking your approval in this proposal.

         REMOVAL OF DIRECTORS. The proposed amendments to our bylaws provide that, subject to the rights, if any, of holders of preferred stock, directors may be removed, with or without cause only by the holders of 75% of the shares then entitled to vote at an election of directors, except that (1) if we institute a classified board, stockholders may remove a director only for cause and (2) if we have instituted cumulative voting for the election of directors, if less than the entire board is removed, no director may be removed without cause if the votes cast against removal of the director would be sufficient to elect that person. As a result, it will be more difficult for a stockholder to remove a member of the board and create a vacancy that may be filled with its own nomination. This proposed amendment to the bylaws requires consent of our stockholders before it may become effective.

         FILLING OF VACANCIES ON THE BOARD OF DIRECTORS. Upon amendment, our bylaws will provide that, subject to the rights of the holders of any series of preferred stock and unless the board otherwise determines, newly created directorships resulting from any increase in the number of directors and any vacancies on the board resulting from death, resignation, disqualification, removal or other cause will be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board, and not by the stockholders. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting the board will shorten the term of any incumbent director.

         Consistent with the Delaware General Corporation Law, the amended bylaws will provide that if, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         These amendments may deter a stockholder from removing incumbent directors and simultaneously gaining control of our Board of Directors by filling the vacancies created by that removal with its own nominees. This proposed amendment to the bylaws requires consent of our stockholders before it may become effective.

         REQUIREMENT OF SUPERMAJORITY FOR STOCKHOLDER AMENDMENTS TO BYLAWS. This amendment requires the affirmative vote of at least 75% of the voting power of our stock issued and outstanding for an amendment of the bylaws to be effected by our stockholders. The Delaware General Corporation Law reserves the power to amend or repeal a corporation's bylaws exclusively to its stockholders unless the certificate of incorporation also confers such power upon the directors. If the certificate of incorporation confers such power upon the directors, as does ours, the stockholders nevertheless retain the power to adopt, amend, or repeal the company's bylaws. This amendment, however, would make it easier for the holders of a minority of our common stock to impede changes to the bylaws to which they are opposed, and may also preclude a potential hostile acquirer from amending the bylaws in a manner that would make a takeover of IJNT.net easier. This proposed amendment to the bylaws requires consent of our stockholders before it may become effective.

         LIMITATION ON STOCKHOLDER ACTION. As do the proposed amendments to the charter, the proposed amendments to the bylaws provide that stockholders may not take action by written consent and may only act at a special or annual meeting of stockholders. The amended and restated bylaws also provide that a meeting of stockholders may be called only by the chairman of the board or a majority of the Board of Directors, and may not be called by stockholders. As a result, it may be difficult for stockholders to present proposed business to the stockholders for their consideration, and stockholder proposals may be delayed until the next annual meeting.

         These provisions would also prevent the holders of a majority of the voting power of our outstanding stock from unilaterally using the written consent procedure to take stockholder action. Furthermore, a stockholder could not force stockholder consideration of a proposal over the opposition of the our board by calling a special meeting of stockholders prior to the time the board believes such consideration to be appropriate.

         PROCEDURES FOR STOCKHOLDER NOMINATIONS AND PROPOSALS. The bylaws as amended establish an advance notice procedure for stockholders to nominate candidates for election as directors or to bring other business before meetings of stockholders (the "Stockholder Notice Procedure"). Only those stockholder nominees who are nominated in accordance with the Stockholder Notice Procedure will be eligible for election as directors of our company. Under the Stockholder Notice Procedure, we must receive notice of stockholder nominations to be made at an annual meeting (or of any other business to be brought before such meeting) not less than 90 days nor more than 120 days prior to the first anniversary of the previous year's annual meeting (or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, not earlier than the 120th day prior to such meeting and not later than the later of (1) the 90th day prior to such meeting or (2) the 10th day after public announcement of the date of such meeting is first made). Notwithstanding the foregoing, in the event that the number of directors to be elected is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be timely, but only with respect to nominees for any new positions created by such increase, if we received it not later than the 10th day after we make such public announcement. Our bylaws provide that only such business may be conducted at a special meeting as is specified in the notice of meeting. Nominations for election to the Board of Directors may be made at a special meeting at which directors are to be elected by or at the board's direction or, provided that the board has determined that directors will be elected at such meeting, by a stockholder who has given timely notice of nomination. Under the Stockholder Notice Procedure, we must receive such notice not earlier than the 120th day before such meeting and not later than the later of (1) the 90th day prior to such meeting or (2) the 10th day after we first make public announcement of the date of such meeting. Stockholders will not be able to bring other business before special meetings of stockholders.

         The Stockholder Notice Procedure provides that at an annual meeting only such business may be conducted as has been brought before the meeting by or at the direction of the board or by a stockholder who has given timely written notice (as set forth above with respect to stockholder's nominations for election of directors at annual meetings) to us of such stockholder's intention to bring such business before such meeting. Under the Stockholder Notice Procedure, a stockholder's notice to us proposing to nominate an individual for election as a director must contain certain information, including the identity and address of the nominating stockholder, the class and number of shares of stock owned by such stockholder, and all information regarding the proposed nominee that would be required to be included in a proxy statement soliciting proxies for the proposed nominee. Under the Stockholder Notice Procedure, a stockholder's notice relating to the conduct of business other than the nomination of directors must contain information about such business and about the proposing stockholder, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at such meeting, the name and address of such stockholder, the class and number of shares of stock owned beneficially and of record by such stockholder, and any material interest of such stockholder in the business so proposed. If the chairman of the meeting determines that an individual was not nominated, or other business was not brought before the meeting, in accordance with the Stockholder Notice Procedure, such individual will not be eligible for election as a director, or such business will not be conducted at such meeting, as the case may be.

         By requiring advance notice of nominations by stockholders, the Stockholder Notice Procedure affords us the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board, to inform stockholders about such qualifications. By requiring advance notice of other proposed business, the Stockholder Notice Procedure provides a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the board, provides us with an opportunity to inform stockholders, prior to such meetings, of any business proposed to be conducted at such meetings, together with the board's position regarding action to be taken with respect to such business, so that stockholders can better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

         Although our bylaws do not give the board any power to approve or disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to IJNT.net and its stockholders.

         ELECTION OF DIRECTORS BY PLURALITY. Under the amended bylaws, a plurality of the votes present in person or represented by proxy at an annual or special meeting of stockholders will be is required to elect the nominees for director at such meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. For example, if there are eight nominees to be considered at a meeting at which six directors are to be elected, the six directors receiving the highest number of votes will be elected. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of the director, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Also, it is possible that a director could be elected to office upon the approval of less than the holders of a majority of the voting power of our outstanding stock.

         Currently, directors are elected upon the approval of the holders of a majority of the voting power of our outstanding stock represented in person or by proxy at the meeting. As a result, a nominee must receive the affirmative vote of greater than 50% of the shares represented at such meeting to be elected. Any shares represented at the meeting that are not voted (whether by abstention, broker non-vote or otherwise) will consequently have the effect of a vote against such nominee.

         SPECIAL STOCKHOLDERS' MEETINGS. Our bylaws provide that, subject to the rights of holders of any series of preferred stock to elect additional directors, a special meeting of stockholders may be called only by the chairman of the board or upon the written request of a majority of the entire board. Stockholders are not permitted to call, or to require that the board call, a special meeting of stockholders.

STOCKHOLDER APPROVAL REQUIRED

         Each of the proposed amendments to our charter and those amendments to our bylaws that require stockholder approval described in this Proposal 3 are conditioned upon stockholder approval of the other proposed amendments to our charter and amendments to our bylaws that require stockholder approval. None of the amendments to our charter or amendments to our bylaws that require stockholder approval that are proposed will be adopted unless all are approved by our stockholders.

         The affirmative vote of a majority of the outstanding shares of our common stock is required for approval of the proposed amendments to our charter and amendments to our bylaws that require stockholder approval. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on each proposal and will have the same effect as negative votes. If all of the proposed amendments to our charter and bylaws are approved at the annual meeting, we intend to file an amendment to our certificate of incorporation shortly after the meeting. The amendment to the certificate of incorporation will be effective immediately upon its acceptance for filing by the Secretary of State of the State of Delaware. The amendments to the bylaws that require stockholder approval will be effective upon approval by the stockholders. The amendments to our bylaws that do not require stockholder approval were approved by our Board of Directors at a meeting on May 6, 2000 and, accordingly, are already effective. A description of these bylaw amendments is included in this Proxy Statement for informational purposes only.

         OUR BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF PROPOSAL 2 IS IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS. OUR BOARD OF DIRECTORS, THEREFORE, RECOMMENDS THAT YOU VOTE "FOR" SUCH PROPOSAL; AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

                                PROPOSAL NUMBER 3

                             EMPLOYEE BENEFIT PLANS
                         (ITEM NO. 3 ON THE PROXY CARD)

         The Board of Directors of the Company have approved the 2000 Management Equity Incentive Plan and the 2000 Equity Incentive Plan. The principal terms and provisions of both Plans are summarized below. The summary, however, is not a complete description of all the terms of the 2000 Management Equity Incentive Plan or the 2000 Equity Incentive Plan. Copies of each plan are attached as Appendices D and E.

PURPOSE

         The 2000 Management Equity Incentive Plan and the 2000 Equity Incentive Plan are designed to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under each Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under each Plan.

STOCK SUBJECT TO EACH PLAN

         Subject to the provisions of Section 13 of each Plan, the shares of stock subject to Options or Stock Purchase Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. Subject to the provisions of Section 13 of the 2000 Management Equity Incentive Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 2,382,500 Shares. Subject to the provisions of Section 13 of the 2000 Equity Incentive Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 1,500,000 Shares. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under each Plan (unless either Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under either Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3 of each Plan. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under either Plan. Notwithstanding the provisions of Section 3 of each Plan, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

ADMINISTRATION OF EACH PLAN

         Unless and until the Board delegates administration to a Committee, each Plan shall be administered by the Board. Subject to the provisions of either Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion: (i) to determine the Fair Market Value;
(ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder; (iii) to determine the number of Shares to be covered by each such award granted hereunder; (iv) to approve forms of agreement for use under either Plan; (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);
(vi) to determine whether to offer to buyout a previously granted Option as provided in either Plans subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares); (vii) to prescribe, amend and rescind rules and regulations relating to either Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; (ix) to amend either Plan or any Option or Stock Purchase Right granted under either Plan as provided in Section 15 of either Plan; (x) and to construe and interpret the terms of each Plan and awards granted pursuant to each Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of either Plan.

ELIGIBILITY

         Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

LIMITATIONS

         Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options. Neither Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder's employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause. No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 2,000,000 Shares under the 2000 Management Equity Incentive Plan or 1,000,000 under the 2000 Equity Incentive Plan; provided, however, that the foregoing limitation shall not apply before the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the each Plan (including any increase in the number of shares reserved for issuance under either Plan in accordance with Section 3); (ii) the issuance of all of the shares of Common Stock reserved for issuance under each Plan; (iii) the expiration of either Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. For purposes of Section 6(c) of each Plan, if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 13 of either plan), the canceled Option will be counted against the limit set forth in
Section 6(c) of each Plan. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

TERM OF PLANS

         Each Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15 of each Plan. No Options or Stock Purchase Rights may be issued under each Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which each Plan is adopted by the Board or (ii) the date each Plan is approved by the stockholders.

TERM OF OPTIONS

         The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

OPTION EXERCISE PRICE; PAYMENT OF EXERCISE PRICE

         OPTION EXERCISE PRICE. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following: (i) In the case of an Incentive Stock Option (A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. (ii) Under the 2000 Management Equity Incentive Plan in the case of a Non-Qualified Stock Option, the exercise price shall be set by the Administrator; provided, however, such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law. Under the 2000 Equity Incentive Plan, in the case of a Non-Qualified Stock Option (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant. (B) granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant. (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         PAYMENT OF EXERCISE PRICE. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

STOCK PURCHASE RIGHTS

         RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under each Plan and/or cash awards made outside of each Plan. After the Administrator determines that it will offer Stock Purchase Rights under each Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

         REPURCHASE RIGHT. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser's status as a Service Provider for any reason. Subject to Section 20 of each Plan, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at with such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS

         The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

AMENDMENT AND TERMINATION OF EACH PLAN

         The Board may at any time wholly or partially amend, alter, suspend or terminate either Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 13 of each Plan, increase the limits imposed in Section 3 of each Plan on the maximum number of Shares which may be issued under each Plan or extend the term of each Plan under
Section 7 of each Plan.

         OUR BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF PROPOSAL NUMBER 3 IS IN THE BEST INTEREST OF OUR COMPANY AND OUR STOCKHOLDERS. OUR BOARD OF DIRECTORS, THEREFORE, RECOMMENDS THAT YOU VOTE "FOR" SUCH PROPOSAL AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY WILL BE SO VOTED.

                                PROPOSAL NUMBER 4

             RATIFICATION OF DESIGNATION OF INDEPENDENT ACCOUNTANTS
                         (ITEM NO. 4 ON THE PROXY CARD)

         The Board of Directors has approved the retention of BDO Seidman, LLP as independent accountants for the Company until revoked by further action. BDO Seidman, LLP has been the Company's independent accountants since April 3, 2000. The Company previously engaged Smith & Co. as its independent accountants.

         The stockholders are being asked to ratify the designation of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending March 31, 2000. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

         Should the stockholders fail to ratify the designation of BDO Seidman, LLP as independent accountants, retention of the firm for the fiscal year ending March 31, 2000 will be reconsidered by the Board of Directors.

REQUIRED APPROVAL

         The affirmative vote of the holders of a majority of shares of capital stock represented and voting at a duly held meeting at which a quorum is present is required to approve the designation of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending March 31, 2000. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of BDO Seidman, LLP. as independent accountants for the Company's fiscal year ending March 31,2000.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF
                     THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS


         PROPOSALS INTENDED TO BE PRESENTED AT NEXT ANNUAL MEETING. Proposals of security holders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy at least 90 days but not more than 120 days prior to July 25, 2001. Next year's Annual Meeting of stockholders will be held on or about July 25, 2001.

         OTHER MATTERS. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         PROXY SOLICITATION. The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

         ANNUAL REPORT. The Company will provide a copy of its Annual Report on Form 10-K for the fiscal year ended March 31, 2000, without charge, to any stockholder who makes a written request to Jeffrey R. Matsen, Executive Vice President, IJNT.net, Inc., 2030 So. Main, Suite 520, Irvine, California 92612.

                                       By Order of the Board of Directors



                                       Jeffrey R. Matsen
                                       Secretary
Irvine, CA
May 30, 2000

                               INDEX TO APPENDICES


                                                                      APPENDIX
                                                                      --------

Audit Committee Charter...................................................A

Amended and Restated Certificate of Incorporation.........................B

Amended and Restated Bylaws...............................................C

2000 Management Equity Incentive Plan.....................................D

2000 Equity Incentive Plan................................................E